Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2019

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2017	2018					2019
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Segment revenue:
Wealth Management	$348,620	$92,082	$92,015	$91,887	$97,190	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979
Tax Preparation (2)	160,937	113,883	65,833	3,498	4,068	187,282	136,236	65,909	3,588	4,233	209,966
Total	$509,557	$205,965	$157,848	$95,385	$101,258	$560,456	$225,768	$193,740	$149,016	$149,421	$717,945
Segment income (loss): (3)
Wealth Management	$50,916	$13,075	$12,954	$12,891	$14,133	$53,053	$11,540	$16,979	$20,631	$19,142	$68,292
Tax Preparation (2)	72,921	58,806	44,121	(6,936)	(8,742)	87,249	79,272	41,368	(12,075)	(12,316)	96,249
Total	$123,837	$71,881	$57,075	$5,955	$5,391	$140,302	$90,812	$58,347	$8,556	$6,826	$164,541
Segment income (loss) % of revenue:
Wealth Management	15%	14%	14%	14%	15%	14%	13%	13%	14%	13%	13%
Tax Preparation (2)	45%	52%	67%	(198)%	(215)%	47%	58%	63%	(337)%	(291)%	46%
Total	24%	35%	36%	6%	5%	25%	40%	30%	6%	5%	23%
Unallocated corporate operating expenses (3)	$22,907	$5,541	$4,238	$4,572	$6,144	$20,495	$7,105	$6,221	$6,476	$7,559	$27,361
Adjusted EBITDA (4)	$100,930	$66,340	$52,837	$1,383	$(753)	$119,807	$83,707	$52,126	$2,080	$(733)	$137,180
Other unallocated operating expenses: (3)
Stock-based compensation	$11,653	$2,955	$3,730	$2,874	$3,694	$13,253	$2,443	$4,082	$4,639	$5,136	$16,300
Acquisition and integration costs	—	—	—	—	—	—	1,797	9,183	6,759	8,024	25,763
Depreciation	4,137	2,002	1,124	930	947	5,003	1,310	1,662	1,811	2,068	6,851
Amortization of acquired intangible assets	34,002	8,357	8,855	8,271	8,103	33,586	8,044	9,169	10,082	10,062	37,357
Impairment of intangible asset	—	—	—	—	—	—	—	—	50,900	—	50,900
Restructuring	3,101	289	2	—	(3)	288	—	—	—	—	—
Operating income (loss)	$48,037	$52,737	$39,126	$(10,692)	$(13,494)	$67,677	$70,113	$28,030	$(72,111)	$(26,023)	$9
Unallocated other income/loss: (3)
Interest income	$(110)	$(40)	$(58)	$(119)	$(132)	$(349)	$(140)	$(149)	$(52)	$(108)	$(449)
Interest expense	21,211	4,181	3,847	3,744	3,838	15,610	3,776	4,770	5,469	5,002	19,017
Amortization of debt issuance costs	1,089	203	284	172	174	833	172	375	301	194	1,042
Accretion of debt discounts	1,947	47	40	38	38	163	38	85	66	39	228
Loss on debt extinguishment and modification expense	20,445	776	758	—	—	1,534	—	—	—	—	—
Gain on sale of a business	—	—	—	—	—	—	—	—	(3,256)	—	(3,256)
Other (income) loss, net	(31)	61	(2,112)	28	29	(1,994)	112	37	78	106	333
Total other loss, net	$44,551	$5,228	$2,759	$3,863	$3,947	$15,797	$3,958	$5,118	$2,606	$5,233	$16,915
Income (loss) before income taxes	$3,486	$47,509	$36,367	$(14,555)	$(17,441)	$51,880	$66,155	$22,912	$(74,717)	$(31,256)	$(16,906)
Income tax (benefit) expense: (3) (5)
Cash	$963	$565	$325	$515	$1,309	$2,714	$834	$3,193	$3,262	$(3,725)	$3,564
Non-cash (6)	(26,853)	1,398	582	(1,333)	(3,050)	(2,403)	3,151	(11,317)	(15,593)	(44,859)	(68,618)
Total income tax (benefit) expense	$(25,890)	$1,963	$907	$(818)	$(1,741)	$311	$3,985	$(8,124)	$(12,331)	$(48,584)	$(65,054)
GAAP income (loss)	$29,376	$45,546	$35,460	$(13,737)	$(15,700)	$51,569	$62,170	$31,036	$(62,386)	$17,328	$48,148
GAAP impact of noncontrolling interests (7)	(2,337)	(205)	(222)	(227)	(281)	(935)	—	—	—	—	—
GAAP net income (loss) attributable to Blucora, Inc.	$27,039	$45,341	$35,238	$(13,964)	$(15,981)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148
GAAP net income (loss) per share attributable to Blucora, Inc. - diluted	$0.57	$0.93	$0.71	$(0.37)	$(0.38)	$0.90	$1.25	$0.62	$(1.28)	$0.36	$0.98
Non-GAAP net income (loss) (4)	$69,148	$58,232	$47,726	$(4,430)	$(7,492)	$94,036	$77,194	$41,382	$(9,565)	$(4,813)	$104,198
Non-GAAP net income (loss) per share - diluted (4) (8)	$1.46	$1.20	$0.97	$(0.09)	$(0.16)	$1.90	$1.56	$0.83	$(0.20)	$(0.10)	$2.11
Outstanding Shares	46,366	46,828	47,494	47,816	48,044	48,044	48,255	48,044	48,334	47,753	47,753
Basic weighted average shares outstanding	44,370	46,641	47,221	47,712	48,002	47,394	48,161	48,555	48,652	47,689	48,264
Diluted weighted average shares outstanding	47,211	48,665	49,434	47,712	48,002	49,381	49,542	49,822	48,652	48,344	49,282

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	The operations of 1st Global are included in the Company's operating results as part of the Wealth Management segment beginning May 6, 2019 when 1st Global was acquired.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition and integration costs, depreciation, amortization of acquired intangible assets, restructuring, other income/loss, or income taxes to the reportable segments. General and administrative costs are included in "Unallocated corporate operating expenses."

(4)	Non-GAAP measure. See Reconciliation of Non-GAAP Financial Measures on page 4 for additional information.

(5)
On December 22, 2017, the Tax Cuts and Job Act was signed into law. This law, effective January 1, 2018, lowered the corporate income tax rate from 35% to 21%. As a result of that reduction, we re-valued our net deferred tax liabilities in 2017, which resulted in an additional income tax benefit of $21.4 million. For 2017, we recorded an income tax benefit of $25.9 million.

(6)
Amounts represent the non-cash portion of income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(7)
GAAP income (loss) excludes the impact of noncontrolling interests associated with the HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) through December 31, 2018, which was the final measurement date of those ownership interests.

(8)
For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

(in thousands except per share amounts, rounding differences may exist)	2017	2018					2019
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc. (1) (2)	$27,039	$45,341	$35,238	$(13,964)	$(15,981)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148
Stock-based compensation	11,653	2,955	3,730	2,874	3,694	13,253	2,443	4,082	4,639	5,136	16,300
Depreciation and amortization of acquired intangible assets	38,139	10,359	9,979	9,201	9,050	38,589	9,354	10,831	11,893	12,130	44,208
Restructuring	3,101	289	2	—	(3)	288	—	—	—	—	—
Other loss, net	44,551	5,228	2,759	3,863	3,947	15,797	3,958	5,118	2,606	5,233	16,915
Net income attributable to noncontrolling interests	2,337	205	222	227	281	935	—	—	—	—	—
Acquisition and integration costs	—	—	—	—	—	—	1,797	9,183	6,759	8,024	25,763
Income tax benefit (expense)	(25,890)	1,963	907	(818)	(1,741)	311	3,985	(8,124)	(12,331)	(48,584)	(65,054)
Impairment of intangible asset	—	—	—	—	—	—	—	—	50,900	—	50,900
Adjusted EBITDA	$100,930	$66,340	$52,837	$1,383	$(753)	$119,807	$83,707	$52,126	$2,080	$(733)	$137,180
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (1) (2)	$27,039	$45,341	$35,238	$(13,964)	$(15,981)	$50,634	$62,170	$31,036	$(62,386)	$17,328	$48,148
Stock-based compensation	11,653	2,955	3,730	2,874	3,694	13,253	2,443	4,082	4,639	5,136	16,300
Amortization of acquired intangible assets	34,002	8,357	8,855	8,271	8,103	33,586	8,044	9,169	10,082	10,062	37,357
Impairment of intangible asset	—	—	—	—	—	—	—	—	50,900	—	50,900
Accretion and write-off of debt discount and debt issuance costs on previous debt	17,875	—	—	—	—	—	—	—	—	—	—
Gain on the sale of a business	—	—	—	—	—	—	—	—	(3,256)	—	(3,256)
Acquisition and integration costs	—	—	—	—	—	—	1,797	9,183	6,759	8,024	25,763
Restructuring	3,101	289	2	—	(3)	288	—	—	—	—	—
Net income attributable to noncontrolling interests	2,337	205	222	227	281	935	—	—	—	—	—
Cash tax impact of adjustments to GAAP net income	(6)	(313)	(903)	(505)	(536)	(2,257)	(411)	(771)	(710)	(504)	(2,396)
Non-cash income tax (benefit) expense	(26,853)	1,398	582	(1,333)	(3,050)	(2,403)	3,151	(11,317)	(15,593)	(44,859)	(68,618)
Non-GAAP net income (loss)	$69,148	$58,232	$47,726	$(4,430)	$(7,492)	$94,036	$77,194	$41,382	$(9,565)	$(4,813)	$104,198

Non-GAAP net income (loss) per share (3)	$1.46	$1.20	$0.97	$(0.09)	$(0.16)	$1.90	$1.56	$0.83	$(0.20)	$(0.10)	$2.11
Weighted average shares outstanding (3)	47,211	48,665	49,434	47,712	48,002	49,381	49,542	49,822	48,652	47,689	49,282

Notes to Reconciliation of Non-GAAP Financial Measures on next page

Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

(1) We define Adjusted EBITDA as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, restructuring, other loss, net, the impact of noncontrolling interests, acquisition and integration costs, income tax (benefit) expense, and the impairment of an intangible asset. Restructuring costs relate to the relocation of our corporate headquarters that were completed in 2018. Acquisition and integration costs relate to the acquisition of 1st Global. The impairment of an intangible asset relates to the impairment of the HD Vest trade name intangible asset.

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income as net income attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets (including acquired technology), the impairment of an intangible asset, accretion and write-off of debt discount and debt issuance costs on previous debt, gain on the sale of a business, acquisition- and integration-related costs, restructuring costs, net income attributable to noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. The write-off of debt discount and debt issuance costs on our formerly outstanding convertible senior notes and the closed TaxAct - HD Vest 2015 credit facility related to the debt refinancing that occurred in the second quarter of 2017. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

We believe that non-GAAP net income and non-GAAP net income per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income and non-GAAP net income per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income and non-GAAP net income per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income and GAAP net income per share. Other companies may calculate these non-GAAP measures differently, and, therefore, our non-GAAP net income and non-GAAP net income per share may not be comparable to similarly titled measures of other companies.

(2) As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

(3) For periods in which non-GAAP net income is generated, non-GAAP net income per share is calculated using diluted weighted average shares outstanding. For periods in which non-GAAP net loss is generated, non-GAAP net loss per share is calculated using basic weighted average shares outstanding.

Blucora Net Leverage Ratio

	2017		2018								2019
(in thousands except ratio, rounding differences may exist)	4Q		1Q		2Q		3Q		4Q		1Q		2Q		3Q		4Q
CASH:
Cash and cash equivalents	$59,965		$77,107		$89,840		$88,274		$84,524		$149,762		$109,606		$97,466		$80,820
DEBT:
Senior secured credit facility	$345,000		$305,000		$265,000		$265,000		$265,000		$265,000		$390,000		$390,000		$399,687

NET DEBT (1) (2)	$(285,035)		$(227,893)		$(175,160)		$(176,726)		$(180,476)		$(115,238)		$(280,394)		$(292,534)		$(318,867)

Last twelve months:
SEGMENT INCOME:
Wealth Management	$50,916		$52,138		$52,686		$53,152		$53,053		$51,518		$55,543		$63,283		$68,292
Tax Preparation	72,921		78,594		86,200		85,502		87,249		107,715		104,962		99,823		96,249
	123,837		130,732		138,886		138,654		140,302		159,233		160,505		163,106		164,541
Unallocated corporate operating expenses	(22,907)		(21,675)		(19,450)		(19,435)		(20,495)		(22,059)		(24,042)		(25,946)		(27,361)

ADJUSTED EBITDA (1)	$100,930		$109,057		$119,436		$119,219		$119,807		$137,174		$136,463		$137,160		$137,180

LEVERAGE RATIO (1) (3)	2.8	x	2.1	x	1.5	x	1.5	x	1.5	x	0.8	x	2.1	x	2.1	x	2.3	x

(1)	Non-GAAP measure using Adjusted EBITDA for the last twelve months.

(2)
We define net debt as cash and cash equivalents less the outstanding principal of debt. Management believes that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service debt.

(3)	Net debt leverage ratio is net debt divided by Adjusted EBITDA. Adjusted EBITDA is reconciled to the nearest non-GAAP measure above.

Blucora Reconciliation of Operating Free Cash Flow (1)

	2017	2018					2019
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Net cash provided (used) by operating activities	$72,846	$57,450	$49,107	$(974)	$(35)	$105,548	$70,236	$26,576	$(565)	$(3,443)	$92,804
Purchases of property and equipment	(5,039)	(940)	(1,662)	(2,738)	(2,293)	(7,633)	(1,243)	(1,695)	(3,949)	(3,614)	(10,501)
Operating free cash flow	$67,807	$56,510	$47,445	$(3,712)	$(2,328)	$97,915	$68,993	$24,881	$(4,514)	$(7,057)	$82,303

(1)
We define operating free cash flow, which is a Non-GAAP measure, as net cash provided (used) by operating activities less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the business, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2017	2018					2019
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Segment revenue	$348,620	$92,082	$92,015	$91,887	$97,190	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979
Segment net revenue (1)	$113,417	$29,256	$29,822	$29,994	$31,745	$120,817	$28,672	$41,248	$44,728	$45,328	$159,976
Segment income (2)	$50,916	$13,075	$12,954	$12,891	$14,133	$53,053	$11,540	$16,979	$20,631	$19,142	$68,292
Segment income % of revenue	15%	14%	14%	14%	15%	14%	13%	13%	14%	13%	13%
Segment income % of net revenue	45%	45%	43%	43%	45%	44%	40%	41%	46%	42%	43%

(in thousands except %s, rounding differences may exist)			2017	2018					2019
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Advisor-driven	Commission	- Transactions - Asset levels - Product mix	$160,241	$42,870	$40,384	$41,015	$39,932	$164,201	$37,160	$48,068	$52,623	$53,199	$191,050
	Advisory	- Advisory asset levels	145,694	39,301	40,058	41,443	43,551	164,353	39,757	61,410	75,579	75,621	252,367
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	26,297	7,172	7,306	6,979	9,999	31,456	9,693	13,219	13,618	11,652	48,182
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	16,388	2,739	4,267	2,450	3,708	13,164	2,922	5,134	3,608	4,716	16,380
	Total revenue		$348,620	$92,082	$92,015	$91,887	$97,190	$373,174	$89,532	$127,831	$145,428	$145,188	$507,979
	Total recurring revenue (3)		$277,546	$72,962	$75,369	$74,228	$80,558	$303,117	$73,241	$106,557	$121,304	$121,026	$422,128
	Recurring revenue rate (3)		79.6%	79.2%	81.9%	80.8%	82.9%	81.2%	81.8%	83.4%	83.4%	83.4%	83.1%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2017	2018					2019
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Total Client Assets	$44,178,710	$44,383,024	$45,016,993	$46,413,409	$42,249,055	$42,249,055	$46,164,603	$67,602,006	$67,682,510	$70,644,385	$70,644,385
Brokerage Assets	$31,648,545	$31,665,899	$32,069,800	$32,897,081	$29,693,650	$29,693,650	$32,176,414	$41,335,972	$41,358,346	$43,015,221	$43,015,221
Advisory Assets	$12,530,165	$12,717,125	$12,947,193	$13,516,328	$12,555,405	$12,555,405	$13,988,189	$26,266,034	$26,324,164	$27,629,164	$27,629,164
% of Total Client Assets	28.4%	28.7%	28.8%	29.1%	29.7%	29.7%	30.3%	38.9%	38.9%	39.1%	39.1%
Number of Advisors (in ones)	3,999	3,920	3,709	3,687	3,593	3,593	3,553	4,225	4,119	3,984	3,984
Advisor-driven revenue per adviser (4)	$76.5	$21.0	$21.7	$22.4	$23.2	$91.4	$21.6	$25.9	$31.1	$32.3	$111.3

(1)	Amount represents segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

(4)	Full-year advisor-driven revenue per advisor is based upon a full year of advisor-driven revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s and as otherwise indicated, rounding differences may exist)	Years ended December 31,			U.S. tax seasons ended
Consumers	2019	2018	% change	April 16, 2019	April 19, 2018	% change
E-files	3,239	3,896	(17)%	3,115	3,772	(17)%
Preparers
E-files	2,011	1,916	5%	1,833	1,763	4%
Units sold (in ones)	20,746	20,719	—%	20,502	20,588	—%
E-files per unit sold (in ones)	96.9	92.5	5%	89.4	85.6	4%